Exhibit 10.42
FOURTEENTH AMENDMENT TO CREDIT AGREEMENT
THIS FOURTEENTH AMENDMENT TO CREDIT AGREEMENT (this “Fourteenth Amendment”) is dated this 7th day of March, 2024 by and among DAKOTA DRY BEAN INC., a North Dakota corporation (together with its successors and assigns, the “Borrower”), and FIRST NATIONAL BANK OF OMAHA, a national banking association (together with its successors and assigns, the “Lender”). Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Credit Agreement (defined below).
RECITALS
WHEREAS, Borrower and Lender are parties to that certain Credit Agreement dated April 11, 2019, First Amendment to Credit Agreement dated April 1, 2020, Second Amendment to Credit Agreement dated June 1, 2020, Third Amendment to Credit Agreement dated October 23, 2020, Fourth Amendment to Credit Agreement dated March 23, 2021, Fifth Amendment to Credit Agreement dated April 29, 2021, Sixth Amendment to Credit Agreement dated May 30, 2021, Seventh Amendment to Credit Agreement dated July 1, 2021, Eighth Amendment to Credit Agreement dated September 1, 2021, Ninth Amendment to Credit Agreement dated September 29, 2021, Tenth Amendment to Credit Agreement dated November 1, 2021, Eleventh Amendment to Credit Agreement dated November 1, 2022, Twelfth Amendment to Credit Agreement dated June 29, 2023 and Thirteenth Amendment to Credit Agreement dated November 1, 2023 (as the same may from time to time be amended, restated, modified or otherwise supplemented, collectively the “Credit Agreement”), pursuant to which Lender has agreed to make loans to Borrower; and
WHEREAS, Borrower and Lender desire to amend and modify certain terms and conditions of the Credit Agreement.
NOW, THEREFORE, for and in consideration of the Recitals set forth above, which are incorporated into this Fourteenth Amendment by this reference, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT
1.    Section 2.1 of the Credit Agreement is hereby amended by deleting paragraph (d) in its entirety and substituting the following paragraph (d) in its place:
“(d)    The term of the Revolving Credit Facility shall expire on December 1, 2024. All Revolving Credit Loans under the Revolving Credit Facility shall be repaid on or before the earliest of (i) December 1, 2024, (ii) termination of the Revolving Credit Facility and (iii) termination of this Agreement (the earliest of such dates, the “Revolving Credit Maturity Date”). After the Revolving Credit Maturity Date, no further Advances under the Revolving Credit Facility shall be available from Lender. The term of the Term Loan Facility (Facility - A) shall expire on April 1, 2026. The Term Loan (Facility - A) under the Term Loan Facility (Facility - A) shall be repaid on or before the earliest of (i) April 1, 2026, (ii) termination of the Term Loan Facility (Facility - A) and (iii) termination of this Agreement (the earliest of such dates, the “Term Loan Maturity Date (Facility - A)”). After the Term Loan Maturity Date (Facility - A), no Advance under the Term Loan Facility (Facility - A) shall be available from Lender. The term of the Term Loan Facility (Facility - B) shall expire on April 1, 2024. The Term Loan (Facility - B) under the Term Loan Facility (Facility - B) shall be repaid on or before the earliest of (i) April 1, 2024, (ii) termination of the Term Loan Facility (Facility - B) and (iii) termination of this Agreement (the earliest of such dates, the “Term Loan Maturity Date (Facility - B)”). After the Term Loan Maturity Date (Facility - B), no Advance under the Term Loan Facility (Facility - B) shall be available from Lender. The term of the Term Loan Facility (Facility - Equipment) shall expire on the January 1, April 1, July 1 or October 1 which first precedes the date that is five (5) years after the Second Closing Date. The Term Loan (Facility - Equipment) under the Term Loan Facility (Facility - Equipment) shall be repaid on or before the earliest of (i) the January 1, April 1, July 1 or October 1 which first precedes the date that is five (5) years after the Second Closing Date, (ii) termination of the Term Loan Facility (Facility - Equipment) and (iii) termination of this Agreement (the earliest of such dates, the “Term Loan Maturity Date (Facility - Equipment)”). After the Term Loan Maturity Date (Facility - Equipment), no Advance under the Term Loan Facility (Facility - Equipment) shall be available from Lender.”
2.    In connection with the execution of this Fourteenth Amendment, and as a condition precedent hereto, Borrower shall execute and / or deliver to Lender the following on the date hereof:
(a)    A Third Amendment to Term Loan Note (Facility - A) dated of even date herewith between Borrower and Lender (the “Third Term Loan Note (Facility - A) Amendment”), amending that certain Term Loan Note (Facility - A) dated April 11, 2019 from Borrower to the order of Lender, First Amendment to Term Loan Note (Facility – A) dated November 1, 2021 and Second Amendment to Term Loan Note (Facility – A) dated June 29, 2023 (as the same may from time to time be amended, restated, modified, supplemented, replaced or refinanced, collectively the “Original Term Loan Note (Facility - A)”). The Third Term Loan Note (Facility - A) Amendment is incorporated herein by reference, made a part hereof and shall be substantially in the form of Exhibit A attached hereto. References to “Term Loan Note (Facility - A)” in the Credit Agreement are hereby amended so that such term includes the Original Term Loan Note (Facility - A), the Third Term Loan Note (Facility - A) Note Amendment and any amendments, restatements, modifications, supplements, replacements or refinancings of the same.
(b)    Such resolutions, certificates, written opinions of Borrower’s independent counsel and other instruments, documents, agreements, information and reports as may be requested by Lender, in form and substance satisfactory to Lender.
3.    Borrower hereby represents and warrants that, except as may be disclosed on the Schedule of Exceptions attached hereto, (a) no Event of Default or Unmatured Event of Default has occurred and continues to exist under the Credit Agreement and the other Loan Documents, and (b) all representations and warranties in the Credit Agreement and the other Loan Documents are reaffirmed to be true and correct as of the date hereof, which representations and warranties shall survive execution of this Fourteenth Amendment.
4.    Borrower has previously delivered to Lender all of the relevant organizational and governing documents and agreements of Borrower and all such documents and agreements remain in full force and effect and have not been amended or modified since they were delivered to Lender.
5.    Borrower shall be responsible for paying all Expenses incurred by Lender in connection with this Fourteenth Amendment pursuant to Section 8.5 of the Credit Agreement.
6.    Except as specifically amended herein, the Credit Agreement shall remain in full force and effect as originally executed. Except for any specific waiver set forth in this Fourteenth Amendment, nothing herein shall be deemed to be a consent to a waiver or amendment of any covenant or agreement contained in the Credit Agreement or the other Loan Documents and all such other covenants and agreements contained in the Credit Agreement and the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect in accordance with their respective terms.
7.    This Fourteenth Amendment shall be binding on the successors and assigns of the parties hereto.

8.    This Fourteenth Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Fourteenth Amendment as of the day and year first set forth above.

BORROWER:

DAKOTA DRY BEAN INC.

By: /s/ Todd Smith
Name: Todd Smith
Title: Chief Executive Officer

LENDER:

FIRST NATIONAL BANK OF OMAHA

By: /s/ Kenneth Feaster
Name: Kenneth Feaster
Title: Vice President

GUARANTOR’S CONSENT
The undersigned Guarantor hereby (a) consents to the Fourteenth Amendment and the transactions contemplated hereby, (b) reaffirms its obligations under the Guaranty Agreement including, without limitation, the unconditional guarantee to Lender of the full and prompt payment and performance of the Guaranteed Obligations (as defined in the Guaranty Agreement), whether now existing or hereafter arising, and (c) represents and warrants that (i) the Guaranty Agreement continues to constitute the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, (ii) there exists no Event of Default or Unmatured Event of Default and (iii) there are no, and shall not be any, defenses to or counterclaims or rights of set-off against Lender’s rights under the Guaranty Agreement.

BENSON HILL HOLDINGS, INC.

By: /s/ Dean Freeman
Name: Dean Freeman
Title: Chief Financial Officer

SCHEDULE OF EXCEPTIONS
[***]

EXHIBIT A
Third Amendment to Term Loan Note (Facility – A)

THIRD AMENDMENT TO TERM LOAN NOTE (FACILITY – A)
THIS THIRD AMENDMENT TO TERM LOAN NOTE (FACILITY – A) (this “Third Amendment”) is dated March 7, 2024 by and among DAKOTA DRY BEAN INC., a North Dakota corporation (together with its successors and assigns, the “Borrower”), and FIRST NATIONAL BANK OF OMAHA, a national banking association (together with its successors and assigns, the “Lender”). Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Credit Agreement (defined below).
RECITALS
WHEREAS, Borrower executed and delivered to Lender that certain Term Loan Note (Facility – A) dated April 11, 2019, First Amendment to Term Loan Note (Facility – A) dated November 1, 2021 and Second Amendment to Term Loan Note (Facility – A) dated June 29, 2023 (as the same may from time to time be amended, restated, modified, supplemented, replaced or refinanced, collectively the “Original Term Loan Note (Facility – A)”);
WHEREAS, the Original Term Loan Note (Facility – A) was given in connection with, and governed by, that certain Credit Agreement dated April 11, 2019, First Amendment to Credit Agreement dated April 1, 2020, Second Amendment to Credit Agreement dated June 1, 2020, Third Amendment to Credit Agreement dated October 23, 2020, Fourth Amendment to Credit Agreement dated March 23, 2021, Fifth Amendment to Credit Agreement dated April 29, 2021, Sixth Amendment to Credit Agreement dated May 30, 2021, Seventh Amendment to Credit Agreement dated July 1, 2021, Eighth Amendment to Credit Agreement dated September 1, 2021, Ninth Amendment to Credit Agreement dated September 29, 2021, Tenth Amendment to Credit Agreement dated November 1, 2021, Eleventh Amendment to Credit Agreement dated November 1, 2022, Twelfth Amendment to Credit Agreement dated June 29, 2023 and Thirteenth Amendment to Credit Agreement dated November 1, 2023 (as the same may from time to time be amended, restated, modified or otherwise supplemented, collectively the “Credit Agreement”); and
WHEREAS, Borrower and Lender are entering into that certain Fourteenth Amendment to Credit Agreement dated of even date herewith, and desire to amend and modify certain terms and conditions of the Original Term Loan Note (Facility - A) in connection therewith.
NOW, THEREFORE, for and in consideration of the Recitals set forth above, which are incorporated into this Third Amendment by this reference, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT
1.    Each reference in the third (3rd) paragraph of the Original Term Loan Note (Facility - A) to “April 1, 2025” is hereby amended to state “April 1, 2026”.
2.    Except as specifically amended herein, the Original Term Loan Note (Facility - A) shall remain in full force and effect as originally executed.
3.    This Third Amendment shall be binding on the successors and assigns of the parties hereto.

4.    This Third Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the day and year first set forth above.

BORROWER:

DAKOTA DRY BEAN INC.

By: /s/ Todd Smith
Name: Todd Smith
Title: Chief Executive Officer

LENDER:

FIRST NATIONAL BANK OF OMAHA

By: /s/ Kenneth Feaster
Name: Kenneth Feaster
Title: Vice President

[Signature Page to Third Amendment to Term Loan Note (Facility – A)]